UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 13, 2014 (June 13, 2014)

KALLO INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

On June 13, 2014, we announced that the Ministry of Health and Sanitation of the Republic of Sierra Leone through Permanent Secretary Mr. Sadiq Kapuwa has conveyed the Ministry's interest in our proposal and extended an invitation to us to visit Sierra Leone between August and September 2014 to meet with senior technical officials of the Ministry to further discuss our proposal and enhance management decision to move forward with the Kallo MobileCare initiative. The Presidential office of the Republic of Sierra Leone has also been informed.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of June, 2014.

KALLO INC.

BY:	VINCE LEITAO
Vince Leitao
President, Chief Operating Officer and a member of the Board of Directors